Filed Pursuant to Rule 497(e) 1940 Act No. 811-04722 1933 Act No. 033-06836

FMI Funds, Inc.
FMI Common Stock Fund, Inc.
FMI Mutual Funds, Inc.
September 21, 2010

Supplement to each Statement of Additional Information dated January 29, 2010 of the following Funds:

FMI Large Cap Fund
FMI Focus Fund
FMI Common Stock Fund
FMI Provident Trust Strategy Fund

This Supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information and the Prospectus of the applicable Fund.

Distributor

Rafferty Capital Markets, LLC serves as the distributor for the Fund.  Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

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The date of this Supplement is September 21, 2010.

Please retain this Supplement for future reference.